ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY --
PUTNAM CAPITAL MANAGER TRUST SEPARATE ACCOUNT TWO
P.O. Box 5085
Hartford, Connecticut 06102-5085
Telephone: 1-800-521-0538
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This Prospectus describes the Putnam Capital Manager Plan, a tax deferred variable annuity issued by ITT Hartford Life and Annuity Insurance Company ("ITT Hartford"). Payments for the Contract will be held in a series of ITT Hartford Life and Annuity Insurance Company - Putnam Capital Manager Trust Separate Account Two (the "Separate Account"). Allocations to and transfers to and from the Fixed Account are not permitted in certain states.

There are currently sixteen (16) Sub-Accounts available under the Contract. The underlying investment portfolios ("Funds") of Putnam Variable Trust for the Sub-Accounts are Putnam VT Asia Pacific Growth Fund, Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Growth Fund, Putnam VT Growth and Income Fund, Putnam VT High Yield Fund, Putnam VT International Growth Fund, Putnam VT International Growth & Income Fund, Putnam VT International New Opportunities Fund, Putnam VT Money Market Fund, Putnam VT New Opportunities Fund, Putnam VT New Value Fund, Putnam VT U.S. Government and High Quality Bond Fund, Putnam VT Utilities Growth and Income Fund, Putnam VT Vista Fund, and Putnam VT Voyager Fund.

This Prospectus sets forth the information concerning the Separate Account and the Fixed Account that investors should know before investing. This Prospectus should be kept for future reference. Additional information about the Separate Account and the Fixed Account has been filed with the Securities and Exchange Commission and is available without charge upon request. To obtain the Statement of Additional Information send a written request to ITT Hartford Life and Annuity Insurance Company, Attn: Annuity Marketing Services, P.O. Box 5085, Hartford, CT 06102-5085. The Table of Contents for the Statement of Additional Information may be found on page __ of this Prospectus. The Statement of Additional Information is incorporated by reference into this Prospectus.

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------
THIS PROSPECTUS IS ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE FUNDS AND IS VALID ONLY WHEN ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE TRUST.
-------------------------------------------------------------------------------
VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
-------------------------------------------------------------------------------
Prospectus Dated:  MAY 1, 1996
                   -----------
Statement of Additional Information Dated:  MAY 1, 1996
                                            -----------
Revised effective: JANUARY 2, 1997
                   ---------------

                                TABLE OF CONTENTS

SECTION                                                               PAGE
-------                                                               ----
GLOSSARY OF SPECIAL TERMS............................................

FEE TABLE............................................................

ACCUMULATION UNIT VALUES.............................................

SUMMARY..............................................................

PERFORMANCE RELATED INFORMATION......................................

INTRODUCTION.........................................................

THE CONTRACT.........................................................

     Right to Cancel Period..........................................

THE SEPARATE ACCOUNT.................................................

THE FIXED ACCOUNT....................................................

THE COMPANY..........................................................

THE FUNDS............................................................

OPERATION OF THE CONTRACT/ACCUMULATION PERIOD........................

     Premium Payments................................................

     Value of Accumulation Units.....................................

     Value of the Fixed Account......................................

     Value of the Contract...........................................

     Transfers Among Sub-Accounts....................................

     Transfers Between the Fixed Account and the Sub-Accounts........

     Redemption/Surrender of a Contract..............................

DEATH BENEFIT........................................................

CHARGES UNDER THE CONTRACT...........................................

     Contingent Deferred Sales Charges...............................

     During the First Seven Contract Years...........................

     After the Seventh Contract Year.................................

     Mortality and Expense Risk Charge...............................

     Administration and Maintenance Fees.............................

     Premium Taxes...................................................

ANNUITY BENEFITS.....................................................

     Annuity Options.................................................

     The Annuity Unit and Valuation..................................

     Determination of Payment Amount.................................

FEDERAL TAX CONSIDERATIONS...........................................

     General.........................................................

     Taxation of ITT Hartford and the Separate Account...............

     Taxation of Annuities -- General Provisions Affecting
     Purchasers Other Than Qualified Retirement Plans................

     Federal Income Tax Withholding..................................

     General Provisions Affecting Qualified Retirement Plans.........

     Annuity Purchases by Nonresident Aliens and Foreign Corporations

GENERAL MATTERS......................................................

     Assignment......................................................

     Modification....................................................

     Delay of Payments...............................................

     Voting Rights...................................................

     Distribution of the Contracts...................................

     Other Contracts Offered.........................................

     Custodian of Separate Account Assets............................

     Legal Proceedings...............................................

     Legal Counsel...................................................

     Experts.........................................................

     Additional Information..........................................

APPENDIX I...........................................................

TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION.............

                            GLOSSARY OF SPECIAL TERMS

ACCUMULATION UNIT: An accounting unit of measure used to calculate values before Annuity payments begin.

ANNUAL WITHDRAWAL AMOUNT: The amount which can be withdrawn in any Contract Year prior to incurring surrender charges.

ANNUITANT:  The person or Participant upon whose life the Contract is issued.

ANNUITY: A series of payments for life, or for life with a minimum number of payments or a determinable sum guaranteed, or for a joint lifetime and thereafter during the lifetime of the survivor, or for a designated period.

ANNUITY COMMENCEMENT DATE: The date on which Annuity payments are to commence. Under a group unallocated Contract, the date for each Participant is determined by the Contract Owner in accordance with the terms of the Plan.

ANNUITY UNIT: An accounting unit of measure used to calculate the value of Annuity payments.

BENEFICIARY: The person(s) who receive Contract Values in the event of the Annuitant's or Contract Owner's death under certain conditions. Under a group unallocated Contract, the person named within the Plan documents/enrollment forms by each Participant entitled to receive benefits as per the terms of the Contract in case of the death of the Participant.

CODE:  The Internal Revenue Code of 1986, as amended.

COMMISSION:  Securities and Exchange Commission.

CONTINGENT ANNUITANT: The person so designated by the Contract Owner, who upon the Annuitant's death, prior to the Annuity Commencement Date, becomes the Annuitant.

CONTRACT ANNIVERSARY:  The anniversary of the Contract Date.

CONTRACT OWNER(S): The owner(s) of the Contract, trustee or other entity, sometimes herein referred to as "you".

CONTRACT VALUE: The aggregate value of any Sub-Account Accumulation Units held under the Contract plus the value of the Fixed Account.

CONTRACT YEAR: A period of 12 months commencing with the Contract Date or any anniversary thereof.

DEATH BENEFIT: The amount payable upon the death of a Contract Owner, Annuitant, or Participant in the case of group Contracts before annuity payments have started.

FIXED ACCOUNT: Part of the General Account of ITT Hartford to which a Contract Owner may allocate all or a portion of his Premium Payment or Contract Value.

FIXED ANNUITY: An Annuity providing for guaranteed payments which remain fixed in amount throughout the payment period and which do not vary with the investment experience of a separate account.

FUNDS: Currently, the portfolios of Putnam Variable Trust described on page __ of this Prospectus.

GENERAL ACCOUNT: The General Account of ITT Hartford which consists of all assets of ITT Hartford Life and Annuity Insurance Company other than those allocated to the separate accounts of the ITT Hartford Life and Annuity Insurance Company.

HOME OFFICE OF THE COMPANY: Currently located at 200 Hopmeadow Street, Simsbury, Connecticut. All correspondence concerning the Contract should be sent to P.O. Box 5085, Hartford, CT 06102-5085, Attn: Individual Annuity Services.

ITT HARTFORD:  ITT Hartford Life and Annuity Insurance Company.

MAXIMUM ANNIVERSARY VALUE: A value used in determining the death benefit. It is based on a series of calculations of Contract Values on Contract Anniversaries,
premium payments and partial surrenders, as described on page   .

NON-QUALIFIED CONTRACT: A Contract which is not classified as a tax-qualified retirement plan using pre-tax dollars under the Internal Revenue Code.

PARTICIPANT: (For Group Unallocated Contracts Only). Any eligible employee of an Employer/Contract Owner participating in the Plan.

PLAN: A voluntary Plan of an Employer which qualifies for special tax treatment under a section of the Internal Revenue Code.

PREMIUM PAYMENT: A payment made to ITT Hartford pursuant to the terms of the Contract.

PREMIUM TAX: A tax charged by a state or municipality on Premium Payments or Contract Values.

QUALIFIED CONTRACT: A Contract which qualifies as a tax-qualified retirement plan using pre-tax dollars under the Internal Revenue Code, such as an employer-sponsored Section 401(k) or an Individual Retirement Annuity (IRA).

SEPARATE ACCOUNT: The ITT Hartford separate account entitled "ITT Hartford Life and Annuity Insurance Company - Putnam Capital Manager Trust Separate Account Two".

SUB-ACCOUNT: Accounts established within the Separate Account with respect to a Fund.

TERMINATION VALUE: The Contract Value upon termination of the Contract prior to the Annuity Commencement Date, less any applicable Premium Taxes, the Annual Maintenance Fee and any applicable contingent deferred sales charges.

TRUST:  Putnam Variable Trust.

UNALLOCATED CONTRACTS: Contracts issued to employers or such other entities as Contract Owners with no allocation to a specific Participant, as defined herein. The Plans will be responsible for the individual allocations.

VALUATION DAY: Every day the New York Stock Exchange is open for trading. The value of the Separate Account is determined at the close of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on such days.

VALUATION PERIOD: The period between the close of business on successive Valuation Days.

VARIABLE ANNUITY: An Annuity providing for payments varying in amount in accordance with the investment experience of the assets of the Separate Account.

                                    FEE TABLE
                                     SUMMARY

                       CONTRACT OWNER TRANSACTION EXPENSES
                               (ALL SUB-ACCOUNTS)

Sales Load Imposed on Purchases (as a percentage of premium payments).. None

Exchange Fee........................................................... $0

Deferred Sales Load (as a percentage of amounts withdrawn)
     First Year (1).................................................... 6%
     Second Year....................................................... 6%
     Third Year........................................................ 5%
     Fourth Year....................................................... 5%
     Fifth Year........................................................ 4%
     Sixth Year........................................................ 3%
     Seventh Year...................................................... 2%
     Eighth Year....................................................... 0%
Annual Maintenance Fee (2)............................................. $30
Annual Expenses-Separate Account
(as percentage of average account value)
     Mortality and Expense Risk........................................ 1.250%
     Administration Fees............................................... 0.150%
     Total............................................................. 1.400%

                               ANNUAL FUND OPERATING EXPENSES
                                (AS PERCENTAGE OF NET ASSETS)
                                                                      Total Fund
                                             Management      Other     Operating
                                                Fees        Expenses    Expenses
                                             ----------     --------  ----------
Putnam VT Asia Pacific Growth Fund (3)          0.80%        0.90%       1.70%
Putnam VT Diversified Income Fund               0.70%        0.15%       0.85%
Putnam VT Global Asset Allocation Fund          0.70%        0.14%       0.84%
Putnam VT Global Growth Fund                    0.60%        0.15%       0.75%
Putnam VT Growth and Income Fund                0.52%        0.05%       0.57%
Putnam VT High Yield Fund                       0.70%        0.09%       0.79%
Putnam VT International Growth Fund (4)         0.80%        0.18%       0.98%
Putnam VT International Growth and (4)          0.80%        0.17%       0.97%
     Income Fund
Putnam VT International New (4)                 1.20%        0.19%       1.39%
     Opportunities Fund
Putnam VT Money Market Fund                     0.45%        0.12%       0.57%
Putnam VT New Opportunities Fund                0.70%        0.14%       0.84%
Putnam VT New Value Fund (4)                    0.70%        0.13%       0.83%

Putnam VT U.S. Government and High Quality
   Bond Fund                                    0.61%        0.09%       0.70%
Putnam VT Utilities Growth and Income Fund (5)  0.70%        0.08%       0.78%
Putnam VT Vista Fund (4)                        0.65%        0.16%       0.81%
Putnam VT Voyager Fund                          0.62%        0.06%       0.68%

_________________________
(1)  Length of time from premium payment.

(2) The Annual Maintenance Fee is a single $30 charge on a Contract. It is deducted proportionally from the investment options in use at the time of the charge. Pursuant to requirements of the 1940 Act, the Annual Maintenance Fee has been reflected in the Examples by a method intended to show the "average" impact of the Annual Maintenance Fee on an investment in the Separate Account. The Annual Maintenance Fee is deducted only when the accumulated value is less than $50,000. In the Example, the Annual Maintenance Fee is approximated as a 0.08% annual asset charge based on the experience of the Contracts.

(3) The annualized total expenses and management fees shown above for the Putnam VT Asia Pacific Growth Fund reflect the termination of an expense limitation in effect for the period. Actual annualized management fees and total expenses would have been 0.33% and 1.22%, respectively.

(4) Putnam VT International Growth Fund, Putnam VT International Growth and Income Fund, Putnam VT International New Opportunities Fund, Putnam VT
     New Value Fund, and Putnam VT Vista Fund are new funds; operating expenses are based on annualized estimates of such expenses to be incurred in the current fiscal year.

(5) On July 11, 1996, shareholders approved an increase in the fees payable to Putnam Management under the Management Contract for the Putnam VT Utilities Growth and Income Fund. The management fees and total expenses shown in the table have been restated to reflect the increase. Actual management fees and total expenses were 0.60% and 0.68%, respectively.

                                      10

EXAMPLE

                                          If you surrender your        If you annuitize at the      If you do not surrender
                                          contract at the end of       end of the applicable        your contract: You would
                                          the applicable time          time period: You would       pay the following
                                          period: You would pay        pay the following            expenses on a $1,000
                                          the following expenses       expenses on a $1,000         investment, assuming a
                                          on a $1,000 investment,      investment, assuming a       5% annual return on
                                          assuming a 5% annual         5% annual return on          assets:
                                          return on assets:            assets:

     SUB-ACCOUNT                          1 YR. 3 YRS. 5 YRS. 10 YRS.  1 YR. 3 YRS. 5 YRS. 10 YRS.  1 YR. 3 YRS. 5 YRS. 10 YRS.
 PCM Growth and Income Fund                $81   $115   $151   $240     $20   $64    $110    $239    $21   $65    $111   $240
 PCM High Yield Fund                        83    122    163    263      22    71     122     262     23    72     123    263
 PCM Global Growth Fund                     83    120    161    259      22    70     120     258     23    70     121    259
 PCM Money Market Fund                      81    115    151    240      20    64     110     239     21    65     111    240
 PCM Global Asset Allocation Fund           84    123    165    268      23    72     124     267     24    73     125    268
 PCM U.S. Government and High
 Quality Bond Fund                          82    119    158    253      22    68     117     252     22    69     118    253
 PCM Utilities Growth and Income Fund       83    121    162    262      22    71     121     261     23    71     122    262
 PCM Voyager Fund                           82    118    157    251      21    67     116     250     22    68     117    251
 PCM Diversified Income Fund                84    124    166    269      23    73     125     268     24    74     126    269
 PCM New Opportunities Fund                 84    123    175    268      23    72     124     267     24    73     125    268
 PCM Asia Pacific Growth Fund               93    149    209    353      32    99     168     352     33    99     169    353
 PCM International Growth Fund              85    128    172    282      24    77     132     281     25    78     132    282
 PCM International Growth and Income Fund   85    127    172    281      24    76     131     280     25    77     132    281
 PCM International New Opportunities Fund   89    140    193    323      29    89     152     322     29    90     153    323
 PCM New Value Fund                         84    123    165    267      23    72     124     266     24    73     125    267
 PCM Vista Fund                             83    122    164    265      23    71     123     264     23    72     124    265

The purpose of this table is to assist the Contract Owner in understanding various costs and expenses that a Contract Owner will bear directly or indirectly. The table reflects expenses of the Separate Account and underlying Funds. Premium taxes may also be applicable.

This EXAMPLE should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

                          ACCUMULATION UNIT VALUES

         (For an accumulation unit outstanding throughout the period)

The following information has been examined by Arthur Andersen LLP, independent public accountants, whose report thereon is included in the Statement of Additional information, which is incorporated by reference to this Prospectus.

                                                  YEAR ENDED DECEMBER 31,
                                                  -----------------------

                                                   1995     1994     1993
                                                   ----     ----     ----
PCM VOYAGER FUND SUB-ACCOUNT
Accumulation unit value at beginning of period   $23.445  $23.530   $20.102 (c)
Accumulation unit value at end of period         $32.520  $23.445   $23.530
Number accumulation units outstanding at
end of period (in thousands)                      23,357   13,372     6,509

PCM GROWTH AND INCOME FUND SUB-ACCOUNT
Accumulation unit value at beginning of period   $20.178  $20.390   $18.096 (c)
Accumulation unit value at end of period         $27.201  $20.178   $20.390
Number accumulation units outstanding at
end of period (in thousands)                      42,420   26,790    15,223

PCM GLOBAL ASSET ALLOCATION FUND SUB-ACCOUNT
Accumulation unit value at beginning of period   $16.355  $16.988   $14.665 (c)
Accumulation unit value at end of period         $20.087  $16.355   $16.988
Number accumulation units outstanding at
end of period (in thousands)                      10,181    8,665     4,491

PCM HIGH YIELD FUND SUB-ACCOUNT
Accumulation unit value at beginning of period   $17.476  $17.890   $15.173 (c)
Accumulation unit value at end of period         $20.390  $17.476   $17.890
Number accumulation units outstanding at
end of period (in thousands)                      10,603    7,152     5,066

PCM U.S. GOVERNMENT AND HIGH QUALITY
FUND SUB-ACCOUNT
Accumulation unit value at beginning of period   $15.533  $16.277   $14.833 (c)
Accumulation unit value at end of period         $18.448  $15.533   $16.277
Number accumulation units outstanding at
end of period (in thousands)                       8,948    7,585     7,254

PCM MONEY MARKET  FUND SUB-ACCOUNT
Accumulation unit value at beginning of period   $ 1.325  $ 1.294   $ 1.277 (c)
Accumulation unit value at end of period         $ 1.379  $ 1.325   $ 1.294
Number accumulation units outstanding at
end of period (in thousands)                      66,283   38,819    12,916

PCM GLOBAL GROWTH FUND SUB-ACCOUNT
Accumulation unit value at beginning of period   $13.119  $13.432   $10.289 (c)
Accumulation unit value at end of period         $14.963  $13.119   $13.432
Number accumulation units outstanding at
end of period (in thousands)                      25,154   20,285     8,312

PCM UTILITIES GROWTH AND INCOME FUND SUB-ACCOUNT
Accumulation unit value at beginning of period   $10.889  $11.876   $10.618 (c)
Accumulation unit value at end of period         $14.075  $10.889   $11.876
Number accumulation units outstanding at
end of (in thousands)                             14,307   11,859    11,003

PCM DIVERSIFIED INCOME FUND SUB-ACCOUNT
Accumulation unit value at end of period         $ 9.622  $10.188   $10.000 (b)
Accumulation unit value at end of period         $11.302  $ 9.622   $10.188
Number accumulation units outstanding at
end of period (in thousands)                      11,006    8,609     4,428

PCM NEW OPPORTUNITIES FUND SUB-ACCOUNT
Accumulation unit value at beginning of period   $10.718  $10.000 (d)
Accumulation unit value at end of period         $15.312  $10.718
Number accumulation units outstanding at
end of period (in thousands)                      16,971    2,699

PCM ASIA PACIFIC GROWTH FUND SUB-ACCOUNT
Accumulation unit value at beginning of period   $10.000 (a)
Accumulation unit value at end of period         $10.135
Number accumulation units outstanding at
end of period (in thousands)                       1,292

(a) Inception date May  1, 1995.
(b) Inception date September 15, 1993.
(c) Inception date June 14, 1993.
(d) Inception date June 20, 1994.

                                    SUMMARY

WHAT IS THE CONTRACT AND HOW MAY I PURCHASE ONE?

The Contract offered is a tax deferred Variable Annuity Contract (see "Taxation of Annuities in General," page __). Generally, the Contract is purchased by completing an application or an order to purchase a Contract and submitting it, along with the initial Premium Payments, to ITT Hartford for its approval. The minimum initial Premium Payment is $1,000 with a minimum allocation to any Fund of $500. Certain plans may make smaller initial and subsequent periodic premium payments. Subsequent Premium Payments, if made, must be a minimum of $500. Generally, a Contract Owner may exercise his right to cancel the Contract within 10 days of delivery of the Contract by returning the Contract to ITT Hartford at its home office. If the Contract Owner exercises his right to cancel, ITT Hartford will return either the Contract Value or the original Premium Payments to the Contract Owner. The duration of the right to cancel period and ITT Hartford's obligation to either return the Contract Value or the original Premium will depend on state law (See "Right to Cancel Period" page __.)

WHO MAY PURCHASE THE CONTRACT?

Any individual, group or trust may purchase the Contracts, including any trustee or custodian for a retirement plan which qualifies for special Federal tax treatment under the Internal Revenue Code, including individual retirement annuities. (See "Federal Tax Considerations" commencing on page __ and Appendix I commencing on page __.)

WHAT TYPES OF INVESTMENTS ARE AVAILABLE UNDER THE CONTRACT?

The underlying investments for the Contract are shares of Putnam Variable Trust, an open-end series investment company with multiple portfolios ("the Funds") as follows: Putnam VT Asia Pacific Growth Fund, Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Growth Fund, Putnam VT Growth and Income Fund, Putnam VT High Yield Fund, Putnam VT International Growth Fund, Putnam VT International Growth & Income Fund, Putnam VT International New Opportunities Fund, Putnam VT Money Market Fund, Putnam VT New Opportunities Fund, Putnam VT New Value Fund, Putnam VT U.S. Government and High Quality Bond Fund, Putnam VT Utilities Growth and Income Fund, Putnam VT Vista Fund, Putnam VT Voyager Fund, and such other Funds as shall be offered from time to time, and the Fixed Account, or a combination of the Funds and the Fixed Account. (See "The Funds" commencing on page __ and "The Fixed Account" commencing on page __.)

WHAT ARE THE CHARGES UNDER THE CONTRACTS?

SALES EXPENSES

There is no deduction for sales expenses from Premium Payments when made. However, a contingent deferred sales charge may be assessed against Contract Values when they are surrendered. (See "Contingent Deferred Sales Charges" commencing on page __.)

The length of time from receipt of a Premium Payment to the time of surrender determines the contingent deferred sales charge. For this purpose, Premium Payments will be deemed to be surrendered in the order in which they are received and all surrenders will be first from Premium Payments and then from other Contract values. The charge is a percentage of the amount withdrawn (not to exceed the aggregate amount of the Premium Payments made). The charge is as follows:

                                 Length of Time
                Charge         from Premium Payment
                ------         --------------------
                                (Number of Years)

                  6%                     1
                  6%                     2
                  5%                     3
                  5%                     4
                  4%                     5
                  3%                     6
                  2%                     7
                  0%                  8 or more

No contingent deferred sales charge will be assessed in the event of death of the Annuitant or Contract Owner, or upon the exercise of the withdrawal privilege or if Contract Values are applied to an Annuity option provided for under the Contract (except that a surrender out of Annuity Option Four will be subject to a contingent deferred sales charge where applicable). (See "Contingent Deferred Sales Charges" commencing on page __.)

FREE WITHDRAWAL PRIVILEGE.

Withdrawals of up to 10% per Contract Year, on a noncumulative basis, of the Premium Payments made to a Contract may be made without the imposition of the contingent deferred sales charge during the first seven Contract Years. (See "Contingent Deferred Sales Charges" commencing on page __.) Certain plans or programs may have different withdrawal privileges.

MORTALITY AND EXPENSE RISKS

For assuming the mortality and expense risks under the Contract, ITT Hartford will impose a 1.25% per annum charge against all Contract Values held in the Sub-Accounts, (see "Mortality and Expense Risk Charge," page __).

ANNUAL ADMINISTRATION AND MAINTENANCE FEE

The Contract provides for administration and Contract maintenance charges. For administration, the charge is .15% per annum against all Contract Values held in the Separate Account. For Contract maintenance, the charge is $30 annually. (See "Administration and Maintenance Fees," page ___.) Contracts with a Contract Value of $50,000 or more at time of Contract Anniversary will not be assessed this charge.

PREMIUM TAXES

A deduction will be made for Premium Taxes for Contracts sold in certain states. (See "Premium Taxes," page __.)

CHARGES BY THE FUNDS

The Funds are subject to certain fees, charges and expenses. (See the Prospectus for the Trust accompanying this Prospectus.)

CAN I GET MY MONEY IF I NEED IT?

Subject to any applicable charges, the Contract may be surrendered, or portions of the value of such Contract may be withdrawn, at any time prior to the Annuity Commencement Date. However, if less than $500 remains in a Contract as a result of a withdrawal, ITT Hartford may terminate the Contract in its entirety. (See "Redemption/Surrender of a Contract," page __.)

DOES THE CONTRACT PAY ANY DEATH BENEFITS?

A Death Benefit is provided in the event of death of the Annuitant or Contract Owner or Joint Contract Owner before Annuity payments have commenced. (See "Death Benefit," page __.)

WHAT ARE THE AVAILABLE ANNUITY OPTIONS UNDER THE CONTRACT?

There are five available Annuity options under the Contract which are described on page __. The Annuity Commencement Date may not be deferred beyond the Annuitant's 90th birthday except in certain states where the Annuity Commencement Date may not be deferred beyond the Annuitant's 85th birthday. If a Contract Owner does not elect otherwise, the Contract Value less applicable premium taxes will be applied on the Annuity Commencement Date under the second option to provide a life annuity with 120 monthly payments certain.

DOES THE CONTRACT OWNER HAVE ANY VOTING RIGHTS UNDER THE CONTRACT?

Contract Owners will have the right to vote on matters affecting an underlying Fund to the extent that proxies are solicited by such Fund. If a Contract Owner does not vote, ITT Hartford shall vote such interests in the same proportion as shares of the Fund for which instructions have been received by ITT Hartford. (See "Voting Rights," page __.)

                         PERFORMANCE RELATED INFORMATION

The Separate Account may advertise certain performance related information concerning its Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

PCM Asia Pacific Growth Fund, PCM Diversified Income Fund, PCM Global Asset Allocation Fund, PCM Global Growth Fund, PCM Growth and Income Fund, PCM High Yield Fund, PCM International Growth Fund, PCM International Growth & Income Fund, PCM International New Opportunities Fund, PCM Money Market Fund, PCM New Opportunities Fund, PCM New Value Fund, PCM U.S. Government and High Quality Bond Fund, PCM Utilities Growth and Income Fund, PCM Vista Fund, and PCM Voyager Fund Sub-Accounts may include total return in advertisements or other sales material.

When a Sub-Account advertises its total return, it will usually be calculated for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period (assuming the deduction of any contingent deferred sales charge which would be payable if the investment were redeemed at the end of the period).

PCM Diversified Income Fund, PCM Growth and Income Fund, PCM International Growth and Income Fund, PCM High Yield Fund and PCM U.S. Government and High Quality Bond Fund Sub-Accounts may advertise yield in addition to total return. The yield will be computed in the following manner: The net investment income per unit earned during a recent one month period is divided by the unit value on the last day of the period. This figure reflects the recurring charges at the Separate Account level including the Annual Maintenance Fee.

PCM Money Market Fund Sub-Account may advertise yield and effective yield. The yield of a Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Sub-Account units and thus compounded in the course of a 52-week period. Yield reflects the recurring charges at the Separate Account level including the Annual Maintenance Fee.

Total return at the Separate Account level includes all Contract charges: sales charges, mortality and expense risk charges, and the Annual Maintenance Fee, and is therefore lower than total return at the Fund level, with no comparable charges. Likewise, yield at the Separate Account level includes all recurring charges (except sales charges), and is therefore lower than yield at the Fund level, with no comparable charges.

ITT Hartford may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-advantaged and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for such alternatives.


                                   INTRODUCTION

This Prospectus has been designed to provide you with the necessary information to make a decision on purchasing a tax deferred Variable Annuity Contract offered by ITT Hartford and funded by the Fixed Account and/or a series of the Separate Account. Please read the Glossary of Special Terms on pages __ and __ prior to reading this Prospectus to familiarize yourself with the terms being used.

                                   THE CONTRACT

The Putnam Capital Manager Plan is a tax deferred Variable Annuity Contract. Payments for the Contract will be held in the Fixed Account and/or a series of the Separate Account. Initially there are no deductions from your Premium Payments (except for Premium Taxes, if applicable) so your entire Premium Payment is put to work in the investment Sub-Account(s) of your choice or the Fixed Account. Each Sub-Account invests in a different underlying Fund with its own distinct investment objectives. You pick the Sub-Account(s) with the investment objectives that meet your needs. You may select one or more Sub-Accounts and/or the Fixed Account and determine the percentage of your Premium Payment that is put into a Sub-Account or the Fixed Account. You may also transfer assets among the Sub-Accounts and the Fixed Account so that your investment program meets your specific needs over time. There are minimum requirements for investing in each Sub-Account and the Fixed Account which are described later in this Prospectus. In addition, there are certain other limitations on withdrawals and transfers of amounts in the Sub-Accounts and the Fixed Account as described in this prospectus. See "Charges Under the Contract" for a description of the charges for redeeming a Contract and other charges made under the Contract.

Generally, the Contract contains the five optional forms of Annuity described later in this Prospectus. Options 2, 4 and 5 are available with respect to Qualified Contracts only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy shall be computed on the basis of the mortality table prescribed by the IRS, or if none is prescribed, the mortality table then in use by ITT Hartford.

The Contract Owner may select an Annuity Commencement Date and an Annuity option which may be on a fixed or variable basis, or a combination thereof. The Annuity Commencement Date may not be deferred beyond the Annuitant's 90th birthday except in certain states where the Annuity Commencement Date may not be deferred beyond the Annuitant's 85th birthday.

The Annuity Commencement Date and/or the Annuity option may be changed from time to time, but any such change must be made at least 30 days prior to the date on which payments are scheduled to begin. If you do not elect otherwise, payments will begin at the Annuitant's age 90 under Option 2 with 120 monthly payments certain (Option 1 for Contracts issued in Texas).

When an Annuity is effected under a Contract, unless otherwise specified, Contract Values held in the Sub-Accounts will be applied to provide a Variable Annuity based on the pro rata amount in the various Sub-Accounts. Fixed Account Contract Values will be applied to provide a Fixed Annuity. Variable Annuity payments will vary in accordance with the investment performance of the Sub-Accounts you have selected. The Contract allows the Contract Owner to change the Sub-Accounts on which variable payments are based after payments have commenced once every three (3) months. Any Fixed Annuity allocation may not be changed.

The Contract offered under this Prospectus may be purchased by any individual ("Non-Qualified Contract") or by an individual, trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Internal Revenue Code; annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to Section 403(b) of the Internal Revenue Code; Individual Retirement Annuities adopted according to Section 408 of the Internal Revenue Code; employee pension plans established for employees by a state, a political subdivision of a state, or an agency or instrumentality of either a state or a political subdivision of a state, and certain eligible deferred compensation plans as defined in Section 457 of the Internal Revenue Code ("Qualified Contracts").


RIGHT TO CANCEL PERIOD

If you are not satisfied with your purchase you may surrender the Contract by returning it within ten days (or longer in some states) after you receive it. A written request for cancellation must accompany the Contract. In such event, ITT Hartford will, without deduction for any charges normally assessed thereunder, pay you an amount equal to the Contract Value on the date of receipt of the request for cancellation. You bear the investment risk during the period prior to the Company's receipt of request for cancellation. ITT Hartford will refund the premium paid only for individual retirement annuities (if returned within seven days of receipt) and in those states where required by law.

                              THE SEPARATE ACCOUNT

The Separate Account was established on May 20, 1991, in accordance with authorization by the Board of Directors of ITT Hartford. It is the Separate Account in which ITT Hartford sets aside and invests the assets attributable to variable annuity Contracts, including the Contracts sold under this Prospectus. Although the Separate Account is an integral part of ITT Hartford, it is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not, however, involve supervision by the Commission of the management or the investment practices or policies of the Separate Account or ITT Hartford. The Separate Account meets the definition of "separate account" under federal securities law.

Under Connecticut law, the assets of the Separate Account attributable to the Contracts offered under this Prospectus are held for the benefit of the owners of, and the persons entitled to payments under, those Contracts. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account, are, in accordance with the Contracts, credited to or charged against the Separate Account. Also, the assets in the Separate Account are not chargeable with liabilities arising out of any other business ITT Hartford may conduct. So Contract Values allocated to the Sub-Accounts will not be affected by the rate of return of ITT Hartford's General Account, nor by the investment performance of any of ITT Hartford's other separate accounts. However, the obligations arising under the Contracts are general obligations of ITT Hartford.

Your investment in the Separate Account is allocated to one or more Sub-Accounts as per your specifications. Each Sub-Account is invested exclusively in the shares of one underlying Fund. Net Premium Payments and proceeds of transfers between Funds are applied to purchase shares in the appropriate Fund at net asset value determined as of the end of the Valuation Period during which the payments were received or the transfer made. All distributions from the Funds are reinvested at net asset value. The value of your investment will therefore vary in accordance with the net income and the market value of the portfolios of the underlying Fund(s). During the Variable Annuity payout period, both your Annuity payments and reserve values will vary in accordance with these factors.

ITT Hartford does not guarantee the investment results of the Funds or any of the underlying investments. There is no assurance that the value of a Contract during the years prior to retirement or the aggregate amount of the Variable Annuity payments will equal the total of Premium Payments made under the Contract. Since each underlying Fund has different investment objectives and policies, each is subject to different risks. These risks are more fully described in the accompanying Trust Prospectus.

ITT Hartford reserves the right, subject to compliance with the law, to substitute the shares of any other registered investment company for the shares of any Fund held by the Separate Account. Substitution may occur only if shares of the Fund(s) become unavailable or if there are changes in applicable law or interpretations of law. Current law requires notification to you of any such substitution and approval of the Commission.

The Separate Account may be subject to liabilities arising from a Series of the Separate Account whose assets are attributable to other variable annuity Contracts or variable life insurance policies offered by the Separate Account which are not described in this Prospectus.

                                 THE FIXED ACCOUNT

THAT PORTION OF THE CONTRACT RELATING TO THE FIXED ACCOUNT IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE FIXED ACCOUNT IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE DISCLOSURE REGARDING THE FIXED ACCOUNT HAS NOT BEEN REVIEWED BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION. THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCOUNT MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.

Premium Payments and Contract Values allocated to the Fixed Account become a part of the general assets of ITT Hartford. ITT Hartford invests the assets of the General Account in accordance with applicable laws governing investments of Insurance Company General Accounts.

Currently, ITT Hartford guarantees that it will credit interest at a rate of not less than 3% per year, compounded annually, to amounts allocated to the Fixed Account under the Contracts. However, ITT Hartford reserves the right to change the rate according to state insurance law. ITT Hartford may credit interest at a rate in excess of 3% per year; however, ITT Hartford is not obligated to credit any interest in excess of 3% per year. There is no specific formula for the determination of excess interest credits. Some of the factors that the Company may consider in determining whether to credit excess interest to amounts allocated to the Fixed Account and amount thereof, are general economic trends, rates of return currently available and anticipated on the Company's investments, regulatory and tax requirements and competitive factors. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE FIXED ACCOUNT IN EXCESS OF 3% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO FIXED ACCOUNT ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE OF 3% FOR ANY GIVEN YEAR.


                                   THE COMPANY

ITT Hartford Life and Annuity Insurance Company ("ITT Hartford"), formerly ITT Life Insurance Corporation, was originally incorporated under the laws of Wisconsin on January 9, 1956. ITT Hartford was redomiciled to Connecticut on May 1, 1996. It is a stock life insurance company engaged in the business of writing both individual and group life insurance and annuities in all states including the District of Columbia, except New York. The offices of ITT Hartford are located in Minneapolis, Minnesota; however, its mailing address is P.O. Box 2999, Hartford, Connecticut 06104-2999.

ITT Hartford is a wholly owned subsidiary of Hartford Life Insurance Company. ITT Hartford is ultimately 100% owned by Hartford Fire Insurance Company, one of the largest multiple lines insurance carriers in the United States. On December 20, 1995, Hartford Fire Insurance Company became an independent, publicly traded corporation.

ITT Hartford is rated A+ (superior) by A.M. Best and Company, Inc. on the basis of its financial soundness and operating performance. ITT Hartford is rated AA by Standard & Poor's and AA+ by Duff and Phelps on the basis of its claims paying ability. These ratings do not apply to the investment performance of the Sub-Accounts of the Separate Account. The ratings apply to ITT Hartford's ability to meet its insurance obligations, including those under the Contract.

                                     THE FUNDS

The underlying investments for the Contracts are shares of Putnam Variable Trust, an open-end series investment company with multiple portfolios ("Funds"). The underlying Funds corresponding to each Sub-Account and their investment objectives are described below. ITT Hartford reserves the right, subject to compliance with the law, to offer additional funds with differing investment objectives. The Funds may not be available in all states.

PUTNAM VT ASIA PACIFIC GROWTH FUND

Seeks capital appreciation by investing primarily in securities of companies located in Asia and in the Pacific Basin.

PUTNAM VT DIVERSIFIED INCOME FUND

Seeks high current income consistent with capital preservation by investing in the following three sectors of the fixed income securities markets: U.S. Government Sector, High Yield Sector (which invests primarily in what are commonly referred to as "junk bonds"), and International Sector. See the special considerations for investments in high yield securities described in the Fund prospectus.

PUTNAM VT GLOBAL ASSET ALLOCATION FUND

Seeks a high level of long-term total return consistent with preservation of capital by investing in U.S. equities, international equities, U.S. fixed income securities, and international fixed income securities.

PUTNAM VT GLOBAL GROWTH FUND

Seeks capital appreciation through a globally diversified common stock portfolio.

PUTNAM VT GROWTH AND INCOME FUND

Seeks capital growth and current income by investing primarily in common stocks that offer potential for capital growth, current income, or both.

PUTNAM VT HIGH YIELD FUND

Seeks high current income by investing primarily in high-yielding, lower-rated fixed income securities (commonly referred to as "junk bonds"), constituting a diversified portfolio which Putnam Investment Management, Inc. ("Putnam Management") believes does not involve undue risk to income or principal. Capital growth is a secondary objective when consistent with high current income. See the special considerations for investments in high yield securities described in the Fund prospectus.

PUTNAM VT INTERNATIONAL GROWTH FUND

Seeks capital appreciation by investing primarily equity securities of companies located in a country other than the United States.

PUTNAM VT INTERNATIONAL GROWTH AND INCOME FUND

Seeks capital growth, with current income as a secondary objective, by investing primarily in common stocks with potential for capital growth principally traded on markets outside the United States.

PUTNAM VT INTERNATIONAL NEW OPPORTUNITIES FUND

Seeks long term capital appreciation by investing principally in equity securities of companies in sectors of economies outside of the United States which Putnam Management believes possess above-average growth potential.

PUTNAM VT MONEY MARKET FUND

Seeks to achieve as high a level of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity by investing in high-quality money market instruments.

PUTNAM VT NEW OPPORTUNITIES FUND

Seeks long-term capital appreciation by investing principally in common stocks of companies in sectors of the economy which Putnam Management believes possess above-average long-term growth potential.

PUTNAM VT NEW VALUE FUND

Seeks long-term capital appreciation by investing primarily in common stocks that Putnam Management believes are undervalued at the time of purchase and have the potential for long-term capital appreciation.

PUTNAM VT U.S. GOVERNMENT AND HIGH QUALITY BOND FUND

Seeks current income consistent with preservation of capital by investing primarily in securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and in other debt obligations rated at least A by Standard & Poor's or Moody's or, if not rated, determined by Putnam Management to be of comparable quality.

PUTNAM VT UTILITIES GROWTH AND INCOME FUND

Seeks capital growth and current income by concentrating its investments in securities issued by companies in the public utilities industries.

PUTNAM VT VISTA FUND

Seeks capital appreciation by investing in a diversified portfolio of common stocks which have the potential for above-average capital appreciation.

PUTNAM VT VOYAGER FUND

Aggressively seeks capital appreciation primarily from a portfolio of common stocks of companies that which Putnam Management believes have potential for capital appreciation which is significantly greater than that of market averages.

Putnam VT Asia Pacific Growth Fund, Putnam VT Diversified Income Fund, Putnam VT Global Growth Fund, Putnam VT Growth and Income Fund, Putnam VT High Yield Fund, Putnam VT International Growth Fund, Putnam VT International Growth and Income Fund, Putnam VT International New Opportunities Fund, Putnam VT Money Market Fund, Putnam VT New Opportunities Fund, Putnam VT Utilities Growth and Income Fund, Putnam VT Vista Fund, and Putnam VT Voyager Fund are generally managed in styles similar to other open-end investment companies which are managed by Putnam Management and whose shares are generally offered to the public. These other Putnam funds may, however, employ different investment practices and may invest in securities different from those in which their counterpart Funds invest, and consequently will not have identical portfolios or experience identical investment results.

The Funds are available only to serve as the underlying investment for variable annuity and variable life Contracts. A full description of the Funds, their investment objectives, policies and restrictions, risks, charges and expenses and other aspects of their operation are contained in the accompanying Trust prospectus which should be read in conjunction with this prospectus before investing, and in the Trust Statement of Additional Information which may be ordered without charge from Putnam Investor Services, Inc.

It is conceivable that in the future it may be disadvantageous for variable annuity separate accounts and variable life insurance separate accounts to invest in the Funds simultaneously. Although ITT Hartford and the Funds do not currently foresee any such disadvantages either to variable annuity Contract Owners or to variable life insurance Policy Owners, the Trust's Board of Trustees intends to monitor events in order to identify any material conflicts between such Contract Owners and Policy Owners and to determine what action, if any, should be taken in response thereto. If the Board of Trustees of the Funds were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity Contract Owners would not bear any expenses attendant upon establishment of such separate funds.

Putnam Management, One Post Office Square, Boston, Massachusetts, 02109, serves as the investment manager for the Funds. An affiliate, The Putnam Advisory Company, Inc., manages domestic and foreign institutional accounts and mutual funds. Another affiliate , Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary policies. Putnam Management and its affiliates are wholly-owned subsidiaries of Marsh & McLennan Companies, Inc., a publicly owned holding company whose principal businesses are international insurance brokerage and employee benefit consulting.

Subject to the general oversight of the Trustees of the Trust, Putnam Management manages the Funds' portfolios in accordance with their stated investment objectives and policies, makes investment decisions for the Funds, places orders to purchase and sell securities on behalf of the Funds, and administers the affairs of the Funds. For its services, the Funds pay Putnam Management a quarterly fee. See the accompanying Trust prospectus for a more complete description of Putnam Management and the respective fees of the Funds.

                  OPERATION OF THE CONTRACT/ACCUMULATION PERIOD

PREMIUM PAYMENTS

The balance of each initial Premium Payment remaining after the deduction of any applicable Premium Tax is credited to your Contract within two business days of receipt of a properly completed application or an order to purchase a Contract and the initial Premium Payment by ITT Hartford at its Home Office, P.O. Box 5085, Hartford, CT 06102-5085. It will be credited to the Sub-Account(s) and/or the Fixed Account in accordance with your election. If the application or other information is incomplete when received, the balance of each initial Premium Payment, after deduction of any applicable Premium Tax, will be credited to the Sub-Account(s) or the Fixed Account within five business days of receipt or the entire Premium Payment will be immediately returned unless you have been informed of the delay and request that the Premium Payment not be returned.

Subsequent Premium Payments are priced on the Valuation Day received by ITT Hartford in its Home Office or other designated administrative offices.

The number of Accumulation Units in each Sub-Account to be credited to a Contract will be determined by dividing the portion of the Premium Payment being credited to each Sub-Account by the value of an Accumulation Unit in that Sub-Account on that date.

The minimum initial Premium Payment is $1,000. Subsequent Premium Payments, if made, must be a minimum of $500. Certain plans may make smaller initial and subsequent periodic payments. Each Premium Payment may be split among the various Sub-Accounts and the Fixed Account subject to minimum amounts then in effect.

VALUE OF ACCUMULATION UNITS

The Accumulation Unit value for each Sub-Account will vary to reflect the investment experience of the applicable Fund and will be determined on each Valuation Day by multiplying the Accumulation Unit value of the particular Sub-Account on the preceding Valuation Day by a "Net Investment Factor" for that Sub-Account for the Valuation Period then ended. The "Net Investment Factor" for each of the Sub-Accounts is equal to the net asset value per share of the corresponding Fund at the end of the Valuation Period (plus the per share amount of any dividends or capital gains distributed by that Fund if the ex-dividend date occurs in the Valuation Period then ended) divided by the net asset value per share of the corresponding Fund at the beginning of the Valuation Period. You should refer to the Trust prospectus which accompanies this prospectus for a description of how the assets of each Fund are valued since each determination has a direct bearing on the Accumulation Unit value of the Sub-Account and therefore the value of a Contract. The Accumulation Unit value is affected by the performance of the underlying Fund(s), expenses and deduction of the charges described in this Prospectus.

The shares of the Fund are valued at net asset value on each Valuation Day. A description of the valuation methods used in valuing Fund shares may be found in the accompanying prospectus of the Trust.

VALUE OF THE FIXED ACCOUNT

ITT Hartford will determine the value of the Fixed Account by crediting interest to amounts allocated to the Fixed Account. The minimum Fixed
Account interest rate is 3%, compounded annually. ITT Hartford may credit a lower minimum interest rate according to state law. ITT Hartford also may credit interest at rates greater than the minimum Fixed Account interest rate.

VALUE OF THE CONTRACT

The value of the Sub-Account investments under your Contract at any time prior to the commencement of Annuity payments can be determined by multiplying the total number of Accumulation Units credited to your Contract in each Sub-Account by the then current Accumulation Unit values for the applicable Sub-Account. The value of the Fixed Account under your Contract will be the amount allocated to the Fixed Account plus interest credited.
You will be advised at least semi-annually of the number of Accumulation Units credited to each Sub-Account, the current Accumulation Unit values, the Fixed Account Value, and the total value of your Contract.

TRANSFERS AMONG SUB-ACCOUNTS

You may transfer the values of your Sub-Account allocations from one or more Sub-Accounts to another free of charge. However, ITT Hartford reserves the right to limit the number of transfers to twelve (12) per Contract Year, with no two (2) transfers occurring on consecutive Valuation Days. Transfers by telephone may be made by calling (800) 521-0538. Telephone transfers may not be permitted by some states for their residents who purchase variable annuities.

The policy of ITT Hartford and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. ITT Hartford will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, ITT Hartford may be liable for any losses due to unauthorized or fraudulent instructions. The procedures ITT Hartford follows for transactions initiated by telephone include requirements that callers provide certain information for identification purposes. All transfer instructions by telephone are tape recorded.

ITT Hartford may permit the Contract Owner to preauthorize transfers among Sub-Accounts and between the Sub-Accounts and the Fixed Account under certain circumstances. Transfers between the Sub-Accounts may be made both before and after Annuity payments commence (limited to once a quarter) provided that the minimum allocation to any Sub-Account may not be less than $500. No minimum balance is presently required in any Sub-Account.

The right to reallocate Contract Values between the Sub-Accounts is subject to modification if ITT Hartford determines, in its sole discretion, that the exercise of that right by one or more Contract Owners is, or would be, to the disadvantage of other Contract Owners. Any modification could be applied to transfers to or from some or all of the Sub-Accounts and could include, but not be limited to, the requirement of a minimum time period between each transfer, not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one Contract Owner, or limiting the dollar amount that may be transferred between the Sub-Accounts and the Fixed Account by a Annual Owner at any one time. Such restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right which is considered by ITT Hartford to be to the disadvantage of other Contract Owners.

TRANSFERS BETWEEN THE FIXED ACCOUNT AND THE SUB-ACCOUNTS

Subject to the restrictions set forth above, transfers from the Fixed Account into a Sub-Account may be made at any time during the Contract Year. The maximum amount which may be transferred from the Fixed Account during any Contract Year is the greater of 30% of the Fixed Account balance as of the last Contract Anniversary or the greatest amount of any prior transfer from the Fixed Account. If ITT Hartford permits preauthorized transfers from the Fixed Account to the Sub-Accounts, this restriction is inapplicable.
However, if any interest rate is renewed at a rate at least one percentage point less than the previous rate, the Contract Owner may elect to transfer up to 100% of the funds receiving the reduced rate within sixty days of notification of the interest rate decrease. Generally, transfers may not be made from any Sub-Account into the Fixed Account for the six-month period following any transfer from the Fixed Account into one or more of the Sub-Accounts. ITT Hartford reserves the right to defer transfers from the Fixed Account for up to six months from the date of request.

REDEMPTION/SURRENDER OF A CONTRACT

At any time prior to the Annuity Commencement Date, you have the right, subject to any IRS provisions applicable thereto, to surrender the value of the Contract in whole or in part. Under any of the Annuity options excluding Options 4 and 5, no surrenders are permitted after Annuity payments commence. Only full surrenders are allowed out of Option 4 and any such surrender will be subject to contingent deferred sales charges, if applicable. Full or partial withdrawals may be made from Option 5 at any time and contingent deferred sales charges will not be applied.

FULL SURRENDERS. At any time prior to the Annuity Commencement Date (and after the Annuity Commencement Date with respect to values applied to Option
4), the Contract Owner has the right to terminate the Contract. In such event, the Termination Value of the Contract may be taken in the form of a lump sum cash settlement. The Termination Value of the Contract is equal to the Contract Value less any applicable Premium Taxes, the Annual Maintenance Fee, if applicable, and any applicable contingent deferred sales charges. The Termination Value may be more or less than the amount of the Premium Payments made to a Contract.

PARTIAL SURRENDERS. The Contract Owner may make a partial surrender of Contract Values at any time prior to the Annuity Commencement Date so long as the amount surrendered is at least equal to the minimum amount rules then in effect. Additionally, if the remaining Contract Value following a surrender is less than $500 (and, for Texas Contracts, there were no Premium Payments made during the preceding two Contract Years), ITT Hartford may terminate the Contract and pay the Termination Value.

Certain plans or programs may have different withdrawal privileges. ITT Hartford may permit the Contract Owner to preauthorize partial surrenders subject to certain limitations then in effect.

THERE ARE CERTAIN RESTRICTIONS ON SECTION 403(B) TAX SHELTERED ANNUITIES. AS OF DECEMBER 31, 1988, ALL SECTION 403(B) ANNUITIES HAVE LIMITS ON FULL AND PARTIAL SURRENDERS. CONTRIBUTIONS TO THE CONTRACT MADE AFTER DECEMBER 31, 1988 AND ANY INCREASES IN CASH VALUE AFTER DECEMBER 31, 1988 MAY NOT BE DISTRIBUTED UNLESS THE CONTRACT OWNER/EMPLOYEE HAS A) ATTAINED AGE 59 1/2, B) TERMINATED EMPLOYMENT, C) DIED, D) BECOME DISABLED OR E) EXPERIENCED FINANCIAL HARDSHIP.

DISTRIBUTIONS DUE TO FINANCIAL HARDSHIP OR SEPARATION FROM SERVICE MAY STILL BE SUBJECT TO A PENALTY TAX OF 10%.

ITT HARTFORD WILL NOT ASSUME ANY RESPONSIBILITY IN DETERMINING WHETHER A WITHDRAWAL IS PERMISSIBLE, WITH OR WITHOUT TAX PENALTY, IN ANY PARTICULAR SITUATION; OR IN MONITORING WITHDRAWAL REQUESTS REGARDING PRE OR POST JANUARY 1, 1989 ACCOUNT VALUES.

ANY SUCH FULL OR PARTIAL SURRENDER DESCRIBED ABOVE MAY RESULT IN ADVERSE TAX CONSEQUENCES TO THE CONTRACT OWNER. THE CONTRACT OWNER, THEREFORE, SHOULD CONSULT WITH HIS TAX ADVISER BEFORE UNDERTAKING ANY SUCH SURRENDER. (SEE "FEDERAL TAX CONSIDERATIONS" COMMENCING ON PAGE __.)

Payment on any request for a full or partial surrender from the Sub-Accounts and/or the Fixed Account will be made as soon as possible and in any event no later than seven days after the written request is received by ITT Hartford at its Home Office, Attn: Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085. ITT Hartford may defer payment of any amounts from the Fixed Account for up to six months from the date of the request for surrender. If ITT Hartford defers payment for more than 30 days, ITT Hartford will pay interest of at least 3% per annum on the amount deferred. In requesting a partial withdrawal you should specify the Fixed Account and/or the Sub-Account(s) from which the partial withdrawal is to be taken. Otherwise, such withdrawal and any applicable contingent deferred sales charges will be effected on a pro rata basis according to the value in the Fixed Account and each Sub-Account under a Contract. Within this context, the contingent deferred sales charges are taken from the Premium Payments in the order in which they were received: from the earliest Premium Payments to the latest Premium Payments. (See "Contingent Deferred Sales Charges," page ___.)

                                   DEATH BENEFIT

The Contracts provide that in the event the Annuitant dies before the Annuity Commencement Date, the Contingent Annuitant will become the Annuitant. If the Annuitant dies before the Annuity Commencement Date and either (a) there is no designated Contingent Annuitant, (b) the Contingent Annuitant predeceases the Annuitant, or (c) if any Contract Owner dies before the Annuity Commencement Date, the Beneficiary as determined under the Contract Control Provisions, will receive the Death Benefit as determined on the date of receipt of due proof of death by ITT Hartford in its Home Office. With regard to Joint Contract Owners, at the first death of a Joint Contract Owner prior to the Annuity Commencement Date, the Beneficiary will be the surviving Contract Owner notwithstanding that the beneficiary designation may be different.

GUARANTEED DEATH BENEFIT - If the Annuitant dies before the Annuity Commencement Date and there is no designated Contingent Annuitant surviving, or if the Contract Owner dies before the Annuity Commencement Date, the Beneficiary will receive the greatest of (a) the Contract Value determined as of the day written proof of death of such person is received by ITT Hartford, or (b) 100% of the total Premium Payments made to such Contract, reduced by any prior surrenders, or (c) the Maximum Anniversary Value immediately preceding the date of death. The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from the following:

As of the date of receipt of due proof of death, the Company will calculate an Anniversary Value for each Contract Anniversary prior to the deceased's attained age 81. The Anniversary Value is equal to the Contract Value on a Contract Anniversary, increased by the dollar amount of any premium payments made since that anniversary and reduced by the dollar amount of any partial surrenders since that anniversary.

If the Annuitant or Contract Owner, as applicable, dies after the Annuity Commencement Date, then the Death Benefit will equal the present value of any remaining payments under the elected Annuity Option.

PAYMENT OF DEATH BENEFIT - Death Benefit proceeds will remain invested in the Separate Account in accordance with the allocation instructions given by the Contract Owner until the proceeds are paid or ITT Hartford receives new instructions from the Beneficiary. The Death Benefit may be taken in one sum, payable within 7 days after the date Due Proof of Death is received, or under any of the settlement options then being offered by the Company provided, however, that: (a) in the event of the death of any Contract Owner prior to the Annuity Commencement Date, the entire interest in the Contract will be distributed within 5 years after the death of the Contract Owner, and
(b) in the event of the death of any Contract Owner or Annuitant which occurs on or after the Annuity Commencement Date, any remaining interest in the Contract will be paid at least as rapidly as under the method of distribution in effect at the time of death, or, if the benefit is payable over a period not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary, such distribution must commence within one year of the date of death. The proceeds due on the death may be applied to provide variable payments, fixed payments, or a combination of variable and fixed payments. However, in the event of the Contract Owner's death where the sole Beneficiary is the spouse of the Contract Owner and the Annuitant or Contingent Annuitant is living, such spouse may elect, in lieu of receiving the death benefit, to be treated as the Contract Owner. The Contract Value and the Maximum Anniversary Value of Contract will be unaffected by treating the spouse as the Contract Owner.

If the Contract is owned by a corporation or other non-individual, the Death Benefit payable upon the death of the Annuitant prior to the Annuity Commencement Date will be payable only as one sum or under the same settlement options and in the same manner as if an individual Contract Owner died on the date of the Annuitant's death.

There may be postponement in the payment of Death Benefits whenever (a) the New York Stock Exchange is closed, except for holidays or weekends, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission; (b) the Securities and Exchange Commission permits postponement and so orders; or (c) the Securities and Exchange Commission determines that an emergency exists making valuation of the amounts or disposal of securities not reasonably practicable.

GROUP UNALLOCATED CONTRACTS - For Group Unallocated Contracts ITT Hartford requires that detailed accounting of cumulative purchase payments, cumulative gross surrenders, and current Contract Value attached to each Plan Participant be submitted on an annual basis by the Contract Owner. Failure to submit accurate data satisfactory to ITT Hartford will give ITT Hartford the right to terminate this extension of benefits.

                            CHARGES UNDER THE CONTRACT

CONTINGENT DEFERRED SALES CHARGES

There is no deduction for sales expenses from Premium Payments when made. However, a contingent deferred sales charge may be assessed against Contract Values when they are surrendered.

The length of time from receipt of a Premium Payment to the time of surrender determines the contingent deferred sales charge. Premium payments will be deemed to be surrendered in the order in which they were received.

DURING THE FIRST SEVEN CONTRACT YEARS

During the first seven Contract Years, all surrenders will be first from Premium Payments and then from other Contract Values. If an amount equal to all premium payments has been surrendered, a contingent deferred sales charge will not be assessed against the surrender of the remaining Contract Value.

AFTER THE SEVENTH CONTRACT YEAR

After the seventh Contract Year, all surrenders will first be from earnings and then from premium payments. A contingent deferred sales charge will not be assessed against the surrender of earnings. If an amount equal to all earnings has been surrendered, a contingent deferred sales charge will not be assessed against premium payments received more than seven years prior to surrender, but will be assessed against premium payments received less than seven years prior to surrender.

The charge is a percentage of the amount withdrawn (not to exceed the aggregate amount of the Premium Payments made) and equals:

         Charge                Length of Time From Premium Payment
         ------                -----------------------------------
                                       (Number of Years)
           6%                                 1
           6%                                 2
           5%                                 3
           5%                                 4
           4%                                 5
           3%                                 6
           2%                                 7
           0%                             8 or more

The contingent deferred sales charges are used to cover expenses relating to the sale and distribution of the Contracts, including commissions paid to any distribution organization and its sales personnel, the cost of preparing sales literature and other promotional activities. To the extent that these charges do not cover such distribution expenses, the expenses will be borne by ITT Hartford from its general assets, including surplus. The surplus might include profits resulting from unused mortality and expense risk charges.

During the first seven Contract Years, on a non-cumulative basis, a Contract Owner may make a partial surrender of Contract Values of up to 10% of the aggregate Premium Payments made to the Contract (as determined on the date of the requested withdrawal) without the application of the contingent deferred sales charge. After the seventh Contract Year, the Contract Owner may make a partial surrender of 10% of premium payments made during the seven years prior to the surrender and 100% of the Contract Value less the premium payments made during the seven years prior to the surrender. The amounts not
subject to sales charges are known as the Annual Withdrawal Amount.   The
Annual Withdrawal Amount is the amount which can be withdrawn in any Contract Year prior to incurring surrender charges. An Extended Withdrawal Privilege rider allows an Annuitant who attains age 70 1/2 under a Qualified Plan to withdraw an amount in excess of the Annual Withdrawal Amount to comply with IRS minimum distribution rules.

The contingent deferred sales charges which cover expenses relating to the sale and distribution of the Contracts may be reduced for certain sales of the Contracts under circumstances which may result in savings of such sales and distribution expenses. Therefore, the contingent deferred sales charges may be reduced if the Contracts are sold to certain employee and professional groups. In addition, there may be other circumstances of which ITT Hartford is not presently aware which could result in reduced sales or distribution expenses. Reductions in these charges will not be unfairly discriminatory against any Contract Owner.

ITT Hartford may offer certain employer sponsored savings plans, in its discretion reduced fees and charges including, but not limited to, the contingent deferred sales charges, the mortality and expense risk charge and the maintenance fee for certain sales under circumstances which may result in savings of certain costs and expenses. Reductions in these fees and charges will not be unfairly discriminatory against any Contract Owner.

MORTALITY AND EXPENSE RISK CHARGE

Although Variable Annuity payments made under the Contracts will vary in accordance with the investment performance of the underlying Fund shares held in the Sub-Account(s), the payments will not be affected by (a) ITT Hartford's actual mortality experience among Annuitants before or after the Annuity Commencement Date or (b) ITT Hartford's actual expenses, if greater than the deductions provided for in the Contracts because of the expense and mortality undertakings by ITT Hartford.

For assuming these risks under the Contracts, ITT Hartford will make a daily charge at the rate of 1.25% per annum against all Contract Values held in the Sub-Accounts during the life of the Contract, including the payout period, (estimated at .90% for mortality and .35% for expense).

The mortality undertaking provided by ITT Hartford under the Contracts, assuming the selection of one of the forms of life Annuities, is to make monthly Annuity payments (determined in accordance with the 1983a Individual Annuity Mortality Table and other provisions contained in the Contract) to Annuitants regardless of how long an Annuitant may live, and regardless of how long all Annuitants as a group may live. ITT Hartford also assumes the liability for payment of a minimum Death Benefit under the Contract.

The mortality undertakings are based on ITT Hartford's determination of expected mortality rates among all Annuitants. If actual experience among Annuitants during the Annuity payment period deviates from ITT Hartford's actuarial determination of expected mortality rates among Annuitants because, as a group, their longevity is longer than anticipated, ITT Hartford must provide amounts from its general funds to fulfill its Contract obligations. ITT Hartford will bear the loss in such a situation. Also, in the event of the death of an Annuitant or Contract Owner before the commencement of Annuity payments, whichever is earlier, ITT Hartford can, in periods of declining value, experience a loss resulting from the assumption of the mortality risk relative to the minimum death benefit.

In providing an expense undertaking, ITT Hartford assumes the risk that the contingent deferred sales charges and the Administration and Maintenance Fees for maintaining the Contracts prior to the Annuity Commencement Date may be insufficient to cover the actual cost of providing such items.

ADMINISTRATION AND MAINTENANCE FEES

ITT Hartford will deduct certain fees from Contract Values to reimburse it for expenses relating to the administration and maintenance of the Contract and the Fixed Account. For Contract maintenance, ITT Hartford will deduct an Annual Maintenance Fee of $30 on each Contract Anniversary on or before the Annuity Commencement Date. The deduction will be made pro rata according to the value in each Sub-Account and the Fixed Account under a Contract. If during a Contract Year the Contract is surrendered for its full value, ITT Hartford will deduct the Annual Maintenance Fee at the time of such surrender. For administration, ITT Hartford makes a daily charge at the rate of .15% per annum against all Contract Values held in the Separate Account during both the accumulation and annuity phases of the Contract. There is not necessarily a relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract; expenses may be more or less than the charge.

The types of expenses incurred by the Separate Account include, but are not limited to, expenses of issuing the Contract and expenses for confirmations, Contract quarterly statements, processing of transfers and surrenders, responding to Contract Owner inquiries, reconciling and depositing cash receipts, calculation and monitoring daily Sub-Account unit values, Separate Account reporting, including semi-annual and annual reports and mailing and tabulation of shareholder proxy solicitations.

You should refer to the Trust prospectus for a description of deductions and expenses paid out of the assets of the Trust's portfolios.

PREMIUM TAXES

A deduction is also made for Premium Tax, if applicable, imposed by a state or other governmental entity. Certain states impose a Premium Tax, currently ranging up to 3.5%. Some states assess the tax at the time purchase payments are made; others assess the tax at the time of annuitization. ITT Hartford will pay Premium Taxes at the time imposed under applicable law. At its sole discretion, ITT Hartford may deduct Premium Taxes at the time ITT Hartford pays such taxes to the applicable taxing authorities, at the time the Contract is surrendered, or at the time the Contract annuitizes.


                                ANNUITY BENEFITS

You select an Annuity Commencement Date and an Annuity option which may be on a fixed or variable basis, or a combination thereof. The Annuity Commencement Date will not be deferred beyond the Annuitant's 90th birthday except for certain states where deferral past age 85 is not permitted. The Annuity Commencement Date and/or the Annuity option may be changed from time to time, but any change must be at least 30 days prior to the date on which Annuity payments are scheduled to begin. The Contract allows the Contract Owner to change the Sub-Accounts on which variable payments are based after payments have commenced once every three (3) months. Any Fixed Annuity allocation may not be changed.

ANNUITY OPTIONS

The Contract contains the five optional Annuity forms described below. Options 2, 4 and 5 are available to Qualified Contracts only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy shall be computed on the basis of the mortality table prescribed by the IRS, or if none is prescribed, the mortality table then in use by ITT Hartford. With respect to Non-Qualified Contracts, if you do not elect otherwise, payments in most states will automatically begin at the Annuitant's age 90 (with the exception of states that do not allow deferral past age 85) under Option 2 with 120 monthly payments certain. For Qualified Contracts and Contracts issued in Texas, if you do not elect otherwise, payments will begin automatically at the Annuitant's age 90 under Option 1 to provide a life Annuity.

Under any of the Annuity options excluding Options 4 and 5, no surrenders are permitted after Annuity payments commence. Only full surrenders are allowed out of Option 4 and any such surrender will be subject to contingent deferred sales charges, if applicable. Full or partial withdrawals may be made from Option 5 at any time and contingent deferred sales charges will not be applied.

Option 1:  Life Annuity

A life Annuity is an Annuity payable during the lifetime of the Annuitant and terminating with the last payment preceding the death of the Annuitant. This option offers the largest payment amount of any of the life Annuity options since there is no guarantee of a minimum number of payments nor a provision for a death benefit payable to a Beneficiary.

It would be possible under this option for an Annuitant to receive only one Annuity payment if he died prior to the due date of the second Annuity payment, two if he died before the date of the third Annuity payment, etc.

Option 2:  Life Annuity with 120, 180 or 240 Monthly Payments Certain

This Annuity option is an Annuity payable monthly during the lifetime of an Annuitant with the provision that payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the Annuitant, payments have been made for less than the minimum elected number of months, then the present value as of the date of the Annuitant's death, of any remaining guaranteed payments will be paid in one sum to the Beneficiary or Beneficiaries designated unless other provisions have been made and approved by ITT Hartford.

Option 3:  Joint and Last Survivor Annuity

An Annuity payable monthly during the joint lifetime of the Annuitant and a designated second person, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the death of the survivor. Based on the options currently offered by ITT Hartford, the Annuitant may elect that the payment to the survivor be less than the payment made during the joint lifetime of the Annuitant and a designated second person.

It would be possible under this option for an Annuitant and designated second person to receive only one payment in the event of the common or simultaneous death of the parties prior to the due date for the second payment and so on.

Option 4:  Payments for a Designated Period

An amount payable monthly for the number of years selected which may be from 5 to 30 years. Under this option, you may, at any time, surrender the Contract and receive, within seven days, the Termination Value of the Contract as determined by ITT Hartford.

In the event of the Annuitant's death prior to the end of the designated period, the present value as of the date of the Annuitant's death, of any remaining guaranteed payments will be paid in one sum to the Beneficiary or Beneficiaries designated unless other provisions have been made and approved by ITT Hartford.

Option 4 is an option that does not involve life contingencies and thus no mortality guarantee. Charges made for the mortality undertaking under the Contracts thus provide no real benefit to a Contract Owner.

Option 5:  Death Benefit Remaining with ITT Hartford

Proceeds from the Death Benefit may be left with ITT Hartford for a period not to exceed five years from the date of the Contract Owner's death prior to the Annuity Commencement Date. These proceeds will remain in the Sub-Account(s) to which they were allocated at the time of death unless the Beneficiary elects to reallocate them. Full or partial withdrawals may be made at any time. In the event of withdrawals, the remaining value will equal the Contract Value of the proceeds left with ITT Hartford, minus any withdrawals.

ITT Hartford may offer other annuity options from time to time.

THE ANNUITY UNIT AND VALUATION

The value of the Annuity Unit for each Sub-Account in the Separate Account for any day is determined by multiplying the value for the preceding day by the product of (1) the net investment factor (see "Valuation of Accumulation
Units," commencing on page     ) for the day for which the Annuity Unit value
is being calculated and (2) a factor to neutralize the assumed investment rate of 5.00% per annum discussed below.

DETERMINATION OF PAYMENT AMOUNT

When Annuity payments are to commence, the value of the Contract is determined as the sum of the value of the Fixed Account no earlier than the close of business on the fifth Valuation Day preceding the date the first Annuity payment is due plus the product of the value of the Accumulation Unit of each Sub-Account on that same day, and the number of Accumulation Units credited to each Sub-Account as of the date the Annuity is to commence.

The Contract contains tables indicating the minimum dollar amount of the first monthly payment under the optional forms of Annuity for each $1,000 of value of a Sub-Account under a Contract. The first monthly payment varies according to the form and type of Annuity selected. The Contract contains Annuity tables derived from the 1983a Individual Annuity Mortality Table with ages set back one year and with an assumed investment rate ("A.I.R.") of 3% per annum for the Fixed Annuity and 5% per annum for the Variable Annuity.

The total first monthly Variable Annuity payment is determined by multiplying the value (expressed in thousands of dollars) of a Sub-Account (less any applicable Premium Taxes) by the amount of the first monthly payment per $1,000 of value obtained from the tables in the Contracts.

Fixed Annuity payments are determined at annuitization by multiplying the values allocated to the Fixed Account (less applicable Premium Taxes) by a rate to be determined by ITT Hartford which is no less than the rate specified in the Annuity tables in the Contract. The Annuity payment will remain level for the duration of the Annuity.

The amount of the first monthly Variable Annuity payment, determined as described above, is divided by the value of an Annuity Unit for the appropriate Sub-Account no earlier than the close of business on the fifth Valuation Day preceding the day on which the payment is due in order to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed during the Annuity payment period, and in each subsequent month the dollar amount of the Variable Annuity payment is determined by multiplying this fixed number of Annuity Units by the then current Annuity Unit value.

THE A.I.R. ASSUMED IN THE MORTALITY TABLES WOULD PRODUCE LEVEL VARIABLE ANNUITY PAYMENTS IF THE INVESTMENT RATE REMAINED CONSTANT. IN FACT, PAYMENTS WILL VARY UP OR DOWN AS THE INVESTMENT RATE VARIES UP OR DOWN FROM THE A.I.R.


The Annuity Unit value used in calculating the amount of the Variable Annuity payments will be based on an Annuity Unit value determined as of the close of business on a day no earlier than the fifth Valuation Day preceding the date of the Annuity payment.


                           FEDERAL TAX CONSIDERATIONS

What are some of the Federal tax consequences which affect these Contracts?

A.   GENERAL

SINCE THE TAX LAW IS COMPLEX AND SINCE TAX CONSEQUENCES WILL VARY ACCORDING TO THE ACTUAL STATUS OF THE CONTRACT OWNER INVOLVED AND THE TYPE OF PLAN UNDER WHICH THE CONTRACT IS PURCHASED, LEGAL AND TAX ADVICE MAY BE NEEDED BY A PERSON, TRUSTEE OR OTHER ENTITY CONTEMPLATING THE PURCHASE OF A CONTRACT DESCRIBED HEREIN.

It should be understood that any detailed description of the Federal income tax consequences regarding the purchase of these Contracts cannot be made in this Prospectus and that special tax rules may be applicable with respect to certain purchase situations not discussed herein. In addition, no attempt is made here to consider any applicable state or other tax laws. For detailed information, a qualified tax adviser should always be consulted. The discussion here and in Appendix I, commencing on page __, is based on ITT Hartford's understanding of current Federal income tax laws as they are currently interpreted.

B.   TAXATION OF ITT HARTFORD AND THE SEPARATE ACCOUNT

The Separate Account is taxed as part of ITT Hartford which is taxed as a life insurance company in accordance with the Internal Revenue Code (the "Code"). Accordingly, the Separate Account will not be taxed as a "regulated investment company" under subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the value of the Accumulation and Annuity Units (See "Value of Accumulation Units" commencing
on page    ).  As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

No taxes are due on interest, dividends and short-term or long-term capital gains earned by the Separate Account with respect to Qualified or Non-Qualified Contracts.

C. TAXATION OF ANNUITIES -- GENERAL PROVISIONS AFFECTING PURCHASERS OTHER THAN QUALIFIED RETIREMENT PLANS

Section 72 of the Internal Revenue Code governs the taxation of annuities in general.

     1. NON-NATURAL PERSONS, CORPORATIONS, ETC. Section 72 contains provisions for Contract Owners which are non-natural persons. Non-natural persons include corporations, trusts, and partnerships. The annual net increase in the value of the Contract is currently includable in the gross income of a non-natural person unless the non-natural person holds the Contract as an agent for a natural person. There is an exception from current inclusion for certain annuities held by structured settlement companies, certain annuities held by an employer with respect to a terminated qualified retirement plan and certain immediate annuities. A non-natural person which is a tax-exempt entity for Federal tax purposes will not be subject to income tax as a result of this provision.

          If the Contract Owner is not an individual, the primary Annuitant shall be treated as the Contract Owner for purposes of making distributions which are required to be made upon the death of the Contract Owner. If there is a change in the primary Annuitant, such change shall be treated as the death of the Contract Owner.

     2. OTHER CONTRACT OWNERS (NATURAL PERSONS). A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.

          The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982.

          a.   DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE.

               i. Total premium payments less amounts received which were not includable in gross income equal the "investment in the contract" under Section 72 of the Code.

               ii. To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract."

               iii. Any amount received or deemed received prior to the Annuity
                    Commencement Date (e.g., upon a partial surrender) is deemed to come first from any such "income on the contract" and then from "investment in the contract," and for these purposes such "income on the contract" shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such "income on the contract," and (2) shall not be includable in gross income to the extent that such amount does exceed any such "income on the contract." If at the time that any amount is received or deemed received there is no "income on the contract" (e.g., because the gross value of the Contract does not exceed the "investment in the contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the contract."

               iv. The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

               v. In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between spouses or incident to divorce.

          b. DISTRIBUTIONS AFTER ANNUITY COMMENCEMENT DATE. Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the "investment in the contract" to the total amount of the payments to be made after the Annuity Commencement Date (the "exclusion ratio").

               i. When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.

               ii. If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.

               iii. Generally, nonperiodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining "investment in the contract" shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).

          c. AGGREGATION OF TWO OR MORE ANNUITY CONTRACTS. Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same Contract Owner within the same calendar year (other than certain contracts held in connection with a tax-qualified retirement arrangement) will be treated as one annuity Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new
               Contract for this purpose.   ITT Hartford believes that for any
               annuity subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will first be treated as withdrawals of income until all of the income from all such Contracts is withdrawn. As of the date of this Prospectus, there are no regulations interpreting this provision.

          d. 10% PENALTY TAX -- APPLICABLE TO CERTAIN WITHDRAWALS AND ANNUITY PAYMENTS.

               i. If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

               ii. The 10% penalty tax will not apply to the following distributions (exceptions vary based upon the precise plan involved):

                    1. Distributions made on or after the date the recipient has attained the age of 59 1/2.

                    2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

                    3. Distributions attributable to a recipient's becoming disabled.

                    4. A distribution that is part of a scheduled series of substantially equal periodic payments for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient's Beneficiary).

                    5. Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).

          e. SPECIAL PROVISIONS AFFECTING CONTRACTS OBTAINED THROUGH A TAX-FREE EXCHANGE OF OTHER ANNUITY OR LIFE INSURANCE CONTRACTS
               PURCHASED PRIOR TO AUGUST 14, 1982.    If the Contract was
               obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior Contract, (2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining "income on the contract" and (4) last from the
               remaining "investment in the contract."   As a result, to the
               extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income., In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph 3.

          f.   REQUIRED DISTRIBUTIONS

               i.    Death of Contract Owner or Primary Annuitant

                    Subject to the alternative election or spouse beneficiary provisions in ii. or iii. below:

                    1. If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

                    2. If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract will be distributed within 5 years after such death; and

                    3. If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

               ii.  Alternative Election to Satisfy Distribution Requirements

                    If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. The election and payments must begin within a year of the death.

               iii. Spouse Beneficiary

                    If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her spouse, and the Annuitant or Contingent Annuitant is living, such spouse shall be treated as the Contract Owner of such portion for purposes of section i. above.

     3. DIVERSIFICATION REQUIREMENTS. Section 817 of the Code provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified in accordance with regulations prescribed by the Treasury Department. If a Contract is not treated as an annuity contract, the Contract Owner will be subject to income tax on the annual increases in cash value.

          The Treasury Department has issued diversification regulations which generally require, among other things, that no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In addition, in the case of government securities, each government agency or instrumentality shall be treated as a separate issuer.

          A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the company or the Contract Owner must agree to pay the tax due for the period during which the diversification requirements were not met.

          ITT Hartford monitors the diversification of investments in the separate accounts and tests for diversification as required by the Code. ITT Hartford intends to administer all contracts subject to the diversification requirements in a manner that will maintain adequate diversification.

     4. OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT. In order for a variable annuity contract to qualify for tax deferral, assets in the segregated asset accounts supporting the variable contract must be considered to be owned by the insurance company and not by the variable contract owner. The Internal Revenue Service ("IRS") has issued several rulings which discuss investor control. The IRS has ruled that incidents of ownership by the contract owner, such as the ability to select and control investments in a separate account, will cause the contract owner to be treated as the owner of the assets for tax purposes.

          Further, in the explanation to the temporary Section 817 diversification regulations, the Treasury Department noted that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." The explanation further indicates that "the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under Section 817(d), relating to the definition of variable contract." The final regulations issued under Section 817 did not provide guidance regarding investor control, and as of the date of this prospectus, no other such guidance has been issued. Further, ITT Hartford does not know if or in what form such guidance will be issued. In addition, although regulations are generally issued with prospective effect, it is possible that regulations may be issued with retroactive effect. Due to the lack of specific guidance regarding the issue of investor control, there is necessarily some uncertainty regarding whether a Contract Owner could be considered the owner of the assets for tax purposes. ITT Hartford reserves the right to modify the contracts, as necessary, to prevent Contract Owners from being considered the owners of the assets in the separate accounts.

D.   FEDERAL INCOME TAX WITHHOLDING

The portion of a distribution which is taxable income to the recipient will be subject to Federal income tax withholding, pursuant to Section 3405 of the Code. The application of this provision is summarized below:

     1. NON-PERIODIC DISTRIBUTIONS. The portion of a non-periodic distribution which constitutes taxable income will be subject to Federal income tax withholding unless the recipient elects not to have taxes withheld. If an election not to have taxes withheld is not provided, 10% of the taxable distribution will be withheld as Federal income tax. Election forms will be provided at the time distributions are requested. If the necessary election forms are not submitted to ITT Hartford, ITT Hartford will automatically withhold 10% of the taxable distribution.

     2. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE YEAR). The portion of a periodic distribution which constitutes taxable income will be subject to Federal income tax withholding as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested.

E.   GENERAL PROVISIONS AFFECTING QUALIFIED RETIREMENT PLANS

The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to Appendix I commencing on page __ for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.

F.  ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on annuity distributions at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax advisor regarding U.S., state, and foreign taxation with respect to an annuity purchase.

                                 GENERAL MATTERS

ASSIGNMENT

Ownership of a Contract described herein is generally assignable. However, if the Contracts are issued pursuant to some form of Qualified Retirement Plan, it is possible that the ownership of the Contracts may not be transferred or assigned depending on the type of qualified retirement plan involved. An assignment of a Non-Qualified Contract may subject the assignment proceeds to income taxes and certain penalty taxes. (See "Taxation of Annuities in General
- Non-Tax Qualified Purchasers," page __.)

MODIFICATION

ITT Hartford reserves the right to modify the Contract, but only if such modification: (i) is necessary to make the Contract or the Separate Account comply with any law or regulation issued by a governmental agency to which ITT Hartford is subject; or (ii) is necessary to assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or annuity Contracts; or (iii) is necessary to reflect a change in the operation of the Separate Account or the Sub-Account(s) or (iv) provides additional Separate Account options or (v) withdraws Separate Account options. In the event of any such modification ITT Hartford will provide notice to the Contract Owner or to the payee(s) during the Annuity period. ITT Hartford may also make appropriate endorsement in the Contract to reflect such modification.

DELAY OF PAYMENTS

There may be postponement of a surrender payment or death benefit whenever
(a) the New York Stock Exchange is closed, except for holidays or weekends, or trading on the New York Stock Exchange is restricted as determined by the Commission; (b) the Commission permits postponement and so orders; or (c) the Commission determines that an emergency exists making valuation or disposal of securities not reasonably practicable.

VOTING RIGHTS

ITT Hartford is the legal owner of all Fund shares held in the Separate Account. As the owner, ITT Hartford has the right to vote at the Funds' shareholder meetings. However, to the extent required by federal securities laws or regulations, ITT Hartford will:

1. Vote all Fund shares attributable to a Contract according to instructions received from the Contract Owner, and

2. Vote shares attributable to a Contract for which no voting instructions are received in the same proportion as shares for which instructions are received.

If any federal securities laws or regulations, or their present interpretation change to permit ITT Hartford to vote Fund shares in its own right, ITT Hartford may elect to do so.

ITT Hartford will notify you of any Fund shareholders' meeting if the shares held for your account may be voted at such meetings. ITT Hartford will also send proxy materials and a form of instruction by means of which you can instruct ITT Hartford with respect to the voting of the Fund shares held for your account.

In connection with the voting of Fund shares held by it, ITT Hartford will arrange for the handling and tallying of voting instructions received from Contract Owners. ITT Hartford as such, shall have no right, except as hereinafter provided, to vote any Fund shares held by it hereunder which may be registered in its name or the names of its nominees. ITT Hartford will, however, vote the Fund shares held by it in accordance with the instructions received from the Contract Owners for whose accounts the Fund shares are held. If a Contract Owner desires to attend any meeting at which shares held for the Contract Owner's benefit may be voted, the Contract Owner may request ITT Hartford to furnish a proxy or otherwise arrange for the exercise of voting rights with respect to the Fund shares held for such Contract Owner's account. In the event that the Contract Owner gives no instructions or leaves the manner of voting discretionary, ITT Hartford will vote such shares of the appropriate Fund in the same proportion as shares of that Fund for which instructions have been received. During the Annuity period under a Contract the number of votes will decrease as the assets held to Fund Annuity benefits decrease.

DISTRIBUTION OF THE CONTRACTS

Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is a wholly-owned subsidiary of Hartford Life Insurance Company. The principal business address of HSD is the same as ITT Hartford.

The securities will be sold by salespersons of HSD who represent ITT Hartford as insurance and variable annuity agents and who are registered representatives of Broker-Dealers who have entered into distribution agreements with HSD.

HSD is registered with the Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc.

Commissions will be paid by ITT Hartford and will not be more than 6% of Premium Payments.

From time to time, ITT Hartford may pay or permit other promotional incentives, in cash or credit or other compensation.

OTHER CONTRACTS OFFERED

In addition to the Contracts described in this Prospectus, it is contemplated that other forms of group or individual Variable Annuities may be sold providing benefits which vary in accordance with the investment experience of the Separate Account.

CUSTODIAN OF SEPARATE ACCOUNT ASSETS

The assets of the Separate Account are held by ITT Hartford under a safekeeping arrangement.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. ITT Hartford and Putnam Management are engaged in various matters of routine litigation which in their judgments are not of material importance in relation to their respective total assets.

LEGAL COUNSEL

Counsel with respect to Federal laws and regulations applicable to the issue and sale of the Contracts and with respect to Connecticut law is Lynda Godkin, Esquire, Associate General Counsel and Secretary, ITT Hartford Life Insurance Companies, P.O. Box 2999, Hartford, Connecticut 06104-2999.

EXPERTS

The financial statements and schedules incorporated by reference in this Prospectus and elsewhere in the registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance on the authority of said firm as experts in accounting and auditing in giving said report. Reference is made to said report of ITT Hartford Life and Annuity Insurance Company (the depositor), which includes an explanatory paragraph with respect to changing the valuation method in determining aggregate reserves for future benefits. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.

ADDITIONAL INFORMATION

Inquiries will be answered by calling your representative or by writing:

  ITT Hartford Life and Annuity Insurance Company
  Attn:  Individual Annuity Services
  P.O. Box 5085
  Hartford, CT 06102-5085
  Telephone:  (800) 521-0538

                                   APPENDIX I

                    INFORMATION REGARDING TAX-QUALIFIED PLANS


     The tax rules applicable to tax qualified contract owners, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of plan as well as the terms and conditions of the plan itself. Various tax penalties may apply to contributions in excess of specified limits, to distributions in excess of specified limits, distributions which do not satisfy certain requirements and certain other transactions with respect to qualified plans. Accordingly, this summary provides only general information about the tax rules associated with use of the Contract by a qualified plan. Contract owners, plan participants and beneficiaries are cautioned that the rights and benefits of any person to benefits are controlled by the terms and conditions of the plan regardless of the terms and conditions of the Contract. Some qualified plans are subject to distribution and other requirements which are not incorporated into ITT Hartford's administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable law. Because of the complexity of these rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.

A.   QUALIFIED PENSION PLANS

     Provisions of the Code permit eligible employers to establish pension or profit sharing plans (described in Section 401(a) and 401(k), if applicable, and exempt from taxation under Section 501(a) of the Code), and Simplified Employee Pension Plans (described in Section 408(k)). Such plans are subject to limitations on the amount that may be contributed, the persons who may be eligible and the time when distributions must commence. Corporate employers intending to use these contracts in connection with such plans should seek competent advice.

B.   TAX SHELTERED ANNUITIES UNDER SECTION 403(B)

     Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, exclude such contributions from gross income. Generally, such contributions may not exceed the lesser of $9,500 or 20% of the employees "includable compensation" for his most recent full year of employment, subject to other adjustments. Special provisions may allow some employees to elect a different overall limitation.

     Tax-sheltered annuity programs under Section 403(b) are subject to a PROHIBITION AGAINST DISTRIBUTIONS FROM THE CONTRACT ATTRIBUTABLE TO CONTRIBUTIONS MADE PURSUANT TO A SALARY REDUCTION AGREEMENT unless such distribution is made:

     (1)  after the participating employee attains age 59 1/2;
     (2)  upon separation from service;
     (3)  upon death or disability, or
     (4)  in the case of hardship.

     The above restrictions apply to distributions of employee contributions made after December 31, 1988, earnings on those contributions, and earnings on amounts attributable to employee contributions held as of December 31, 1988. They do not apply to distributions of any employer or other after-tax contributions, employee contributions made on or before December 31, 1988, and earnings credited to employee contributions before December 31, 1988.

C.   DEFERRED COMPENSATION PLANS UNDER SECTION 457

     Employees and independent contractors performing services for such employers may contribute on a before tax basis to the Deferred Compensation Plan of their employer in accordance with the employer's plan and Section 457 of the Code. Section 457 places limitations on contributions to Deferred Compensation Plans maintained by a State ("State" means a State, a political sub-division of a State, and an agency or instrumentality of a State or political sub-division of a State) or other tax-exempt organization. Generally, the limitation is 33 1/3% of includable compensation (25% of gross compensation) or $7,500, whichever is less. The plan may also provide for additional "catch-up" deferrals during the three taxable years ending before a Participant attains normal retirement age.

     An employee electing to participate in a plan should understand that his rights and benefits are governed strictly by the terms of the plan, that the employer is legal owner of any contract issued with respect to the plan and that deferred amounts will be subject to the claims of the employer's creditors. The employer as owner of the contract(s) retains all voting and redemption rights which may accrue to the contract(s) issued with respect to the plan. The participating employee should look to the terms of his plan for any charges in regard to participating therein other than those disclosed in this Prospectus.

     Distributions from a Section 457 Deferred Compensation Plan are prohibited unless made after the participating employee attains the age specified in the plan, separates from service, dies, becomes permanently and totally disabled or suffers an unforeseeable financial emergency. Present federal tax law does not allow tax-free transfers or rollovers for amounts accumulated in a Section 457 plan except for transfers to other Section 457 plans in limited cases.

D.   INDIVIDUAL RETIREMENT ANNUITIES UNDER SECTION 408

     Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("IRAs"). IRAs are subject to limitations on the amount that may be contributed, the contributions that may be deducted from taxable income, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain qualified plans may be "rolled-over" on a tax-deferred basis into an IRA.

E.   TAX PENALTIES

     Distributions from retirement plans are generally taxed under Section 72 of the Code. Under these rules, a portion of each distribution may be excludable from income. The excludable amount is the portion of the distribution which bears the same ratio as the after-tax contributions bear to the expected return.

     1.   PREMATURE DISTRIBUTION

          Distributions from a qualified plan before the Participant attains age 59 1/2 are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty does not apply to distributions made after the employee's death, on account of disability and distributions in the form of a life annuity and, except in the case of an IRA, certain distributions after separation from service at or after age 55 and certain distributions for eligible medical expenses. A life annuity is defined as a scheduled series of substantially equal periodic payments for the life or life expectancy of the Participant (or the joint lives or life expectancies of the Participant and Beneficiary).

     2.   MINIMUM DISTRIBUTION TAX

          If the amount distributed is less than the minimum required distribution for the year, the Participant is subject to a 50% tax on the amount that was not properly distributed.

          An individual's interest in a retirement plan must generally be distributed or begin to be distributed not later than April 1 of the calendar year in which the individual attains age 70 1/2 ("required beginning date"). The required beginning date with respect to certain government plans may be further deferred. The entire interest of the Participant must be distributed beginning no later than this required beginning date over a period which may not extend beyond a maximum of the life expectancy of the Participant and a designated Beneficiary. Each annual distribution must equal or exceed a "minimum distribution amount" which is determined by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. In addition, minimum distribution incidental benefit rules may require a larger annual distribution.

          If an individual dies before reaching his or her required beginning date, the individual's entire interest must generally be distributed within five years of the individuals' death. However, this rule will be deemed satisfied, if distributions begin before the close of the calendar year following the individual's death to a designated Beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the Beneficiary is the individual's surviving spouse, distributions may be delayed until the individual would have attained age 70 1/2.

          If an individual dies after reaching his or her required beginning date or after distributions have commenced, the individual's interest must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

     3.   EXCESS DISTRIBUTION TAX

          If the aggregate distributions from all IRAs and certain other qualified plans in a calendar year exceed the greater of (i) $150,000, or (ii) $112,500 as indexed for inflation ($155,000 as of January 1, 1996), a penalty tax of 15% is generally imposed on the excess portion of the distribution.

     4.   WITHHOLDING

          Periodic distributions from a qualified plan lasting for a period of 10 or more years are generally subject to voluntary income tax withholding. The recipient of periodic distributions may generally elect not to have withholding apply or to have income taxes withheld at a different rate by providing a completed election form. Otherwise, the amount withheld on such distributions is determined at the rate applicable to wages as if the recipient were married claiming three exemptions.

          Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient may elect not to have withholding apply.

          Nonperiodic distributions from other qualified plans are generally subject to mandatory income tax withholding at the flat rate of 20% unless such distributions are:

          (1)  the non-taxable portion of the distribution;
          (2)  required minimum distributions;
          (3)  eligible rollover distributions.

          Eligible rollover distributions are direct payments to an IRA or to another qualified employer plan.

          Any distribution from plans described in Section 457 of the Code is subject to regular wage withholding rules.

                              TABLE OF CONTENTS TO
                       STATEMENT OF ADDITIONAL INFORMATION


SECTION                                                         PAGE
-------                                                         -----
INTRODUCTION...................................................

DESCRIPTION OF ITT HARTFORD LIFE AND ANNUITY INSURANCE
  COMPANY......................................................

SAFEKEEPING OF ASSETS..........................................

INDEPENDENT PUBLIC ACCOUNTANTS.................................

DISTRIBUTION OF CONTRACTS......................................

ANNUITY/PAYOUT PERIOD..........................................

     Annuity Payments..........................................

     The Annuity Unit and Valuation............................

     Determination of Payment Amount...........................

CALCULATION OF YIELD AND RETURN................................

PERFORMANCE COMPARISONS........................................

FINANCIAL STATEMENTS...........................................

                        - - - - - - - - - - - - - - - - - -


To Obtain a Statement of Additional Information, please complete the form below and mail to:

  Hartford Life Insurance Company
  Attn:  Individual Annuity Services
  P.O. Box 5085
  Hartford, CT 06102-5085


Please send a Statement of Additional Information for Putnam Capital Manager Variable Annuity to me at the following address:


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Name

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Address

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City/State                   Zip Code

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